COUNTRY MUTUAL FUNDS TRUST

COUNTRY Bond Fund
COUNTRY Growth Fund

Supplement dated July 31, 2013
to the Prospectus dated October 31, 2012

Liquidation of Funds

Upon recommendation of the investment adviser, the Board of Trustees of the COUNTRY Bond Fund and COUNTRY Growth Fund (the “Funds”) has adopted a plan to liquidate and dissolve the Funds on or before October 31, 2013, and in any event no later than December 31, 2013 (the “Liquidation Date”).

At any time prior to the Liquidation Date, shareholders of the Funds may redeem their shares in the Funds.  Investors who are shareholders of the Funds on the Liquidation Date will receive an amount of cash and or securities equal to the net asset value of their shares calculated on that date.  The investment adviser has agreed to pay all costs of the liquidation.

PLEASE KEEP THIS SUPPLEMENT
FOR FUTURE REFERENCE